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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported) November 13, 2003


                                   ALTEON INC.

               (Exact Name of Registrant as Specified in Charter)


         Delaware                 001-16043               13-3304550
(State or Other Jurisdiction     (Commission          (I.R.S. Employer
     of Incorporation)           File Number)         Identification No.)


                  170 Williams Drive, Ramsey, New Jersey 07446
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (201) 934-5000



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          (Former Name or Former Address, If Changed Since Last Report)


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

     99.1 Press Release issued November 13, 2003

Item 12. Results of Operations and Financial Condition

On November 13, 2003, Alteon issued a press release (the "Release") containing financial information regarding its results of operations and financial condition for the quarter ended September 30, 2003. Exhibit 99.1 hereto, which is being furnished and not filed herewith, contains the text of the Release.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Alteon Inc.

                                            By:   /s/Elizabeth O'Dell
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                                                  Elizabeth O'Dell
                                                  Vice President, Finance

Dated:   November 13, 2003